Exhibit 10.4

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dated as of June 27, 2016

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of June 27, 2016 by and among Southwestern Energy Company, a Delaware corporation (the “Borrower”), each financial institution listed on the signature pages hereof as an Extending Lender (as defined below), JPMorgan Chase Bank, N.A. (“JPMorgan”), in its capacity as administrative agent for the Lenders (the “Administrative Agent”), each of JPMorgan, Bank of America, N.A. and Wells Fargo Bank, National Association, as Issuing Banks (collectively, the “Existing Issuing Banks”), and JPMorgan, as Swing Line Lender (the “Existing Swing Line Lender”), under the Existing Credit Agreement (as defined below).

WHEREAS, the Borrower, the Administrative Agent, the Existing Issuing Banks, the Existing Swing Line Lender and the Existing Lenders (as defined below) are parties to that certain Credit Agreement dated as of December 16, 2013 (the “Existing Credit Agreement”, and the credit facility evidenced thereby, the “Existing Credit Facility”);

WHEREAS, the Borrower has invited each Existing Lender to extend revolving commitments and term loan commitments pursuant to the terms and conditions set forth in the New Credit Agreement defined below (collectively, the “Extending Lender Transactions”, and any Existing Lender that agrees to participate in the Extending Lender Transactions pursuant to this Amendment, the “Extending Lenders”);

WHEREAS, the Borrower desires to enter into that certain New Credit Agreement evidencing senior secured credit facilities in an aggregate principal amount of $1,934,000,000 (the credit facilities evidenced by the New Credit Agreement and the other New Loan Documents described below, the “New Credit Facility”), the proceeds of which must be used to prepay outstanding Existing Outstanding Obligations as described herein;

WHEREAS, upon the amendment of the Existing Credit Facility and the repayment of all amounts owing thereunder, the Borrower desires to permanently reduce to zero and terminate the Existing Commitment (as defined below) of each Existing Lender that elects to become an Extending Lender; and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.

1. Defined Terms.

(a) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

(b) As used in this Amendment:

“Existing Commitment” means, with respect to any Existing Lender, the “Commitment” of such Existing Lender under the Existing Credit Agreement immediately prior to the New Facility Effective Date.

“Existing Lender” means any Lender party to the Existing Credit Agreement immediately prior to the New Facility Effective Date.

“Existing Outstanding Obligations” means the outstanding Obligations under and as defined in the Existing Credit Agreement immediately prior to the New Facility Effective Date (including, without limitation, any fees owing to the Existing Issuing Banks and the Lenders in respect of Existing Letters of Credit no longer outstanding under the Existing Credit Agreement pursuant to the Existing LC Rollover).

“Existing Required Lenders” means the “Required Lenders” under and as defined in the Existing Credit Agreement, as determined immediately prior to the New Facility Effective Date.

“New Credit Agreement” means that certain Credit Agreement dated as of the date hereof by and among, the Borrower, as the borrower thereunder, the Extending Lenders and the other lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the administrative agent thereunder.

“New Loan Documents” means the “Loan Documents” under and as defined in the New Credit Agreement.

“New Loans” means the “Loans” under and as defined in the New Credit Agreement.

“Non-Extending Lender” means any Existing Lender that is not an Extending Lender.

2. Signing Date Agreements. Effective as of the Signing Date, the Borrower, the Administrative Agent, the Existing Issuing Banks, the Existing Swing Line Lender and the Existing Required Lenders agree as follows:

(a) New Credit Facility. Notwithstanding anything to the contrary in the Existing Credit Agreement, the Existing Required Lenders hereby consent to the New Credit Facility, including the execution and delivery of the New Credit Agreement and the other New Loan Documents by the “Loan Parties” under and as defined in the New Credit Agreement and the incurrence of the indebtedness and guarantees thereunder and the liens securing the secured obligations thereunder.

(b) Amendment of the Existing Credit Agreement.

(i) The Existing Credit Agreement is hereby amended, effective as of the New Facility Effective Date (notwithstanding anything to the contrary in this Section 2), to replace Schedule 1.01A thereto in its entirety with Annex II attached hereto (as so amended, the “Amended Credit Agreement”, and the credit facility evidenced thereby, the “Amended Credit Facility”).

(ii) The amendment of the Existing Credit Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any Existing Outstanding Obligations accrued or otherwise owing under the Existing Credit Agreement and the other Loan Documents that have not been paid, it being understood that such obligations will continue to be evidenced as and constitute “Obligations” under and as defined in the Amended Credit Agreement and the Loan Documents payable in accordance with the terms thereof, to the extent not otherwise repaid in accordance with the terms hereof.

(iii) From and after the effectiveness of the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.

(c) Prepayment of Existing Outstanding Obligations; Assignment of Existing Letters of Credit. (i) The Existing Outstanding Obligations Prepayment and the Existing LC Rollover (each as defined below) shall each occur on the New Facility Effective Date and (ii) any notice or other requirement under or pursuant to the Existing Credit Agreement or the Amended Credit Agreement in respect of the Existing Outstanding Obligations Prepayment or the Existing LC Rollover is hereby waived.

(d) Limited Waivers. The Existing Required Lenders hereby waive the conditions set forth in Section 2.09 of the Existing Credit Agreement solely in respect of the amendments contemplated by this Amendment.

(e) Resignations. (i) The Existing Issuing Bank Resignation, the Existing Swing Line Lender Resignation and the Agent Resignation (each as defined below) may each occur on the New Facility Effective Date and (ii) any notice or other requirement under or pursuant to the Existing Credit Agreement or the Amended Credit Agreement in respect of the Existing Issuing Bank Resignation, the Existing Swing Line Lender Resignation or Agent Resignation is hereby waived.

3. New Facility Effective Date Agreements. Effective as of the New Facility Effective Date:

(a) Prepayment of Existing Outstanding Obligations; Assignment of Existing Letters of Credit. (i) The Borrower shall prepay the Existing Outstanding Obligations on the New Facility Effective Date with the proceeds of the New Credit Facility (the “Existing Outstanding Obligations Prepayment”) and (ii) the Letters of Credit issued and outstanding under the Existing Credit Agreement and described on Annex I hereto (the “Existing Letters of Credit”) shall be deemed to be issued under the New Credit Agreement on the New Facility Effective Date and shall no longer constitute Letters of Credit under the Amended Credit Agreement (the “Existing LC Rollover”). If, notwithstanding the foregoing, after giving effect to the Existing Outstanding Obligations Prepayment, the Existing LC Rollover and Sections 3(b) and 3(c) below, Loans and Revolving Credit Exposure are not held by the Non-Extending Lenders ratably in accordance with their “Commitments” under the Amended Credit Agreement, either (x) the Borrower shall make any necessary repayments and reborrowings of existing Loans under the Amended Credit Facility or (y) the Administrative Agent shall otherwise administer any required assignment and reallocation of outstanding Loans and Revolving Credit Exposure ratably among the Non-Extending Lenders. For the avoidance of doubt, the Borrower shall indemnify all applicable Existing Lenders for breakage costs incurred in connection with the Existing Outstanding Obligations Prepayment in accordance with Section 2.16 of the Existing Credit Agreement.

(b) Extending Lenders. Each Existing Lender identified as an Extending Lender on its signature page hereto hereby acknowledges and agrees that such Lender has made an election to be, and shall immediately after the effectiveness of the Amended Credit Agreement on the New Facility Effective Date as set forth in Section 3 above become, an “Extending Lender” hereunder and, upon the occurrence of the Existing Outstanding Obligations Prepayment and the Existing LC Rollover, each such

Extending Lender shall (i) receive its Applicable Percentage (determined prior to giving effect to following clause (ii)) of the Existing Outstanding Obligations Prepayment made by the Borrower pursuant to Section 3(a) above, (ii) upon and after the occurrence of the Existing Outstanding Obligations Prepayment and the Existing LC Rollover, (x) have its Existing Commitment reduced to zero and terminated and (y) no longer be a party to the Amended Credit Agreement or have any obligations under or in respect of the Amended Credit Facility (provided that any indemnities or other contingent obligations owing to any Extending Lender pursuant to the Amended Credit Agreement shall survive) and (iii) upon the effectiveness of the New Credit Agreement, become, a “Lender” under and as defined in the New Credit Agreement, with all the rights and obligations of a “Lender” thereunder, with respect to and to the extent of its “Commitments” (under and as defined in the New Credit Agreement).

(c) Non-Extending Lenders. Each Non-Extending Lender shall (i) receive its Applicable Percentage (determined prior to giving effect to Section 3(b)(ii) above) of the Existing Outstanding Obligations Prepayment made by the Borrower pursuant to Section 3(a) above and (ii) upon and after the occurrence of the Existing Outstanding Obligations Prepayment and the Existing LC Rollover, continue to be a “Lender” under and as defined in the Amended Credit Agreement, with all the rights and obligations of a Lender thereunder, with respect to and to the extent of its “Commitment” (under and as defined in the Amended Credit Agreement). Annex II hereto reflects the “Commitment” of each “Lender” (each as defined in the Amended Credit Agreement) under the Amended Credit Facility.

(d) Resignations. Upon the occurrence of the Existing Outstanding Obligations Prepayment and the Existing LC Rollover:

(i) each Existing Issuing Bank hereby resigns as an “Issuing Bank” under the Amended Credit Agreement, the “LC Issuance Limit” in respect of each Existing Issuing Bank under the Amended Credit Agreement is hereby terminated and no Existing Issuing Bank shall have any further obligations in respect of Letters of Credit under the Amended Credit Facility (provided that any indemnities or other contingent obligations owing to any Existing Issuing Bank pursuant to the Amended Credit Agreement shall survive) (collectively, the “Existing Issuing Bank Resignation”);

(ii) the Existing Swing Line Lender hereby resigns as a “Swing Line Lender” under the Amended Credit Agreement and shall have no further obligations in respect of Swing Line Loans under the Amended Credit Facility (provided that any indemnities or other contingent obligations owing to the Existing Swing Line Lender pursuant to the Amended Credit Agreement shall survive) (the “Existing Swing Line Lender Resignation”); and

(iii) JPMorgan hereby resigns (the “Agent Resignation”) as Administrative Agent under the Amended Credit Agreement and the other Loan Documents and in respect of the Amended Credit Facility (provided that any indemnities or other contingent obligations owing to JPMorgan in respect of any duties performed by JPMorgan as Administrative Agent prior to the Agent Resignation Date defined below pursuant to the Amended Credit Agreement shall survive). The Agent Resignation shall be given effect upon the earlier of (i) the first date on which the Borrower, the Required Lenders under the Amended Credit Agreement, and the Issuing Banks (if any) under the Amended Credit Agreement appoint a successor thereto and (ii) the forty-fifth (45th) day to occur after the New Facility Effective Date (such earlier date, the “Agent Resignation Date”). If no such successor has been appointed by such forty-fifth (45th) day, then JPMorgan shall be entitled to select (with, so long as no Default or Event of Default then exists, the consent of the Borrower, which shall not be unreasonably withheld) and install such successor on or after such date, and such successor shall act as the Administrative Agent in respect of the Amended Credit Facility thereafter. If such successor is selected by JPMorgan, then JPMorgan shall notify the Lenders and the Issuing Banks (if any) under the Amended Credit Agreement as to the identity of such successor at the time its resignation is given effect.

4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Signing Date”) on which:

(a) the Administrative Agent shall have signed a counterpart of this Amendment and the Administrative Agent (or its counsel) shall have received from the Borrower, the Existing Required Lenders, the Extending Lenders, the Existing Issuing Banks and the Existing Swing Line Lender, either a counterpart of this Amendment signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; and

(b) the representations and warranties of the Borrower in Section 6 shall be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) on and as of the Signing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Signing Date such representations and warranties shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such specified earlier date.

5. Conditions of New Facility Effective Date. Section 2(b)(i) and Section 3 of this Amendment shall only become effective on the date (the “New Facility Effective Date”) on which each of the following additional conditions precedent have been satisfied:

(a) the Signing Date shall have occurred;

(b) the Borrower shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Agreement, the Amended Credit Agreement and each other transaction contemplated hereby and thereby;

(c) the representations and warranties of the Borrower in Section 6 shall be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) on and as of the New Facility Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the New Facility Effective Date such representations and warranties shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such specified earlier date;

(d) the occurrence of the “Effective Date” under and as defined in the New Credit Agreement, which New Credit Agreement shall permit the Existing LC Rollover such that the Existing Letters of Credit shall be deemed to be “Letters of Credit” issued under and as defined in the New Credit Agreement; and

(e) the Borrower shall have received net cash proceeds from borrowings under the New Credit Facility in an amount sufficient to pay the entire amount of Existing Outstanding Obligations to the Existing Lenders on the New Facility Effective Date.

6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants on and as of the Signing Date and the New Facility Effective Date:

(a) The Borrower has the corporate or other power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby, and all such actions have been duly authorized by proper corporate, partnership or other proceedings on its part or on its behalf.

(b) This Amendment has been duly and validly executed and delivered by or on behalf of the Borrower and constitutes legal, valid and binding agreements of the Borrower enforceable against the Borrower in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, examinership, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally, and by general principles of equity which may limit the right to obtain equitable remedies (regardless of whether such enforceability is a proceeding in equity or at law).

(c) No authorization, consent, approval, license or exemption of, or filing or registration with, any Governmental Authority is necessary to have been made or obtained by the Borrower for the valid execution, delivery and performance by the Borrower of this Amendment or the consummation of the transactions contemplated hereby, except (i) those that have been obtained and are in full force and effect and (ii) such matters relating to performance as would ordinarily be done in the ordinary course of business after the Signing Date.

(d) Neither the execution, delivery and performance by the Borrower of this Amendment, nor compliance with the terms and provisions hereof, nor the consummation of the transactions contemplated hereby will (a) breach or violate any applicable Requirement of Law, (b) result in any breach or violation of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien prohibited under the Amended Credit Agreement upon any of its property or assets pursuant to the terms of, (i) the “Existing Senior Notes” or any “Existing Senior Notes Indenture” (each as defined in the Amended Credit Agreement) or (ii) any other indenture, agreement or other instrument to which the Borrower is a party or by which any property or asset of it is bound or to which it is subject, except for breaches, violations and defaults under clauses (a) and (b)(ii) that collectively for the Loan Parties would not have a Material Adverse Effect, or (c) will violate any provision of the organizational documents or by-laws of the Borrower.

(e) No Default or Event of Default has occurred and is continuing.

7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

8. No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Existing Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any Loan Documents. This Amendment shall be, and shall be construed and administered as, a Loan Document under the Existing Credit Agreement immediately prior to the effectiveness of the Amended Credit Agreement and, thereafter, under the Amended Credit Agreement.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed ..pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SOUTHWESTERN ENERGY COMPANY, as the Borrower

By:	/s/ R. Craig Owen
Name:	R. Craig Owen
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Extending Issuing Bank, the Existing Swing Line Lender and an Extending Lender

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as an Existing Issuing Bank and an Extending Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A., as an Extending Lender

By:	/s/ Jim Reilly
Name:	Jim Reilly
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

MIZUHO BANK, LTD., as an Extending Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, N.A., as an Existing Issuing Bank and an Extending Lender

By:	/s/ Matthew Denkler
Name:	Matthew Denkler
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF MONTREAL, as an Extending Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Extending Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION., as an Extending Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA, as an Extending Lender

By:	/s/ Matthias Wong
Name:	Matthias Wong
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

BNP PARIBAS., as an Extending Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as an Extending Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ Donovan Broussard
Name:	Donovan Broussard
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

COMPASS BANK, as an Extending Lender

By:	/s/ Payton K. Swope
Name:	Payton K. Swope
Title:	Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Extending Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Nimisha Srivastav
Name:	Nimisha Srivastav
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH., as an Extending Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as an Extending Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as an Extending Lender

By:	/s/ Robert James
Name:	Robert James
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

PNC BANK NATIONAL ASSOCIATION, as an Extending Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as an Extending Lender

By:	/s/ James P. Cecil
Name:	James P. Cecil
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

COMERICA BANK., as an Extending Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

FIFTH THIRD BANK, as an Extending Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

HSBC BANK USA, N.A., as an Extending Lender

By:	/s/ Michael Bustios
Name:	Michael Bustios
Title:	Vice President, 20556

Signature Page to Amendment No. 1 to Credit Agreement

SOCIETE GENERALE, as an Extending Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

CITIZENS BANK, N.A., as an Extending Lender

By:	/s/ David W. Stack
Name:	David W. Stack
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION., as an Extending Lender

By:	/s/ Evan B. Knooihuizen
Name:	Evan B. Knooihuizen
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Annex I

Existing Letters of Credit

Redacted*

*	Southwestern Energy Company undertakes to provide to the staff of the Securities and Exchange Commission, upon request, information regarding the Existing Letters of Credit, none of which is individually material.

Annex II

Commitments under Amended Credit Agreement

LENDER	REVOLVING COMMITMENT
DNB Capital LLC	$66,000,000

AGGREGATE COMMITMENTS	$66,000,000